授权委托书
Power of Attorney

本人，曹卫（身份证号：110103195806240971），系拥有臻景生物技术（上海）有限公司（“**公司**”）70%股权（“**本人股权**”）的股东，就本人股权，特此不可撤销地授权臻景生物技术（无锡）有限公司（“**WFOE**”）在本授权委托书的有效期内行使如下权利：

I, Cao Wei (ID: 110103195806240971), is a shareholder who holds 70% of the entire registered capital (“**My Share**”) in China Biotech (Shanghai) Co., Ltd. (“**Company**”), hereby irrevocably authorizes China Biotech (Wuxi) Co., Ltd. (“**WFOE**”) to exercise the following rights related to My Share during the term of this Power of Attorney:

授权WFOE作为本人唯一的排他的代理人就有关本人股权的事宜全权代表本人行使如下的权利，包括但不限于：1）参加公司的股东会议；2）行使按照中国法律和公司章程规定由本人所享有的全部股东权和股东表决权，包括但不限于出售、转让、质押或处置本人股权的全部或任何一部分；以及3）作为本人的授权代表指定和任命公司的法定代表人、执行董事、监事、总经理以及其他高级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent with respect to all matters concerning My Share, including without limitation to: 1) attend shareholders' meetings of the Company; 2) exercise all the shareholder's rights and shareholder's voting rights to which I am entitled pursuant to the Chinese laws and the Company's Articles of Association, including but not limited to the sale, transfer, pledge or disposition of My Share, in whole or in part; and 3) as my authorized representative, designate and appoint the legal representative, executive director, supervisor, general manager and other officers of the Company.

WFOE将有权代表本人签署独家购买权合同中约定的转让合同，该权利的行使将不对本授权委托书形成任何限制。

WFOE shall have the power on behalf of myself to execute the Transfer Contracts stipulated in the Exclusive Option Agreement and such exercise of the right shall not constitute any limitation to this Power of Attorney.

WFOE就本人股权的一切行为均视为本人的行为，签署的一切文件均视为本人签署，本人对此予以承认。

All the actions associated with My Share conducted by WFOE shall be deemed as my own actions. All documents executed by WFOE shall be deemed as being executed by me. I hereby acknowledge those actions and/or documents.

WFOE 有权自行授权他人或单位行使上述权利而无须事先通知本人或获得本人的同意。

WFOE shall be entitled to authorize any person or entity at its own discretion to exercise the aforesaid rights without giving a prior notice to me or obtaining my consent.

在本人为公司的股东期间，本授权委托书不可撤销并持续有效，自授权委托

书签署之日起算。

This Power of Attorney shall be irrevocable and remain valid to the extent that I am the shareholder of the Company, commencing from the date of execution of this Power of Attorney.

在本授权委托书期间，本人特此放弃已经通过本授权委托书授权给 WFOE 的与本人股权有关的所有权利，不再自行行使该等权利。

During the term of this Power of Attorney, I hereby waive all relevant rights associated with My Share and authorized to WFOE under this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和英文书写，中英文版本如有冲突，应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

签署：曹卫

By: ______

2012年10月10日

Oct. 10, 2012